The Rare Neurological Disorder Company Corporate Presentation June 9, 2017 Exhibit 99.1

Forward-Looking Statements This presentation contains projections for Ovid Therapeutics Inc. (“Ovid”)  and other forward-looking information.  Such projections and information are based on assumptions as to future events that are inherently uncertain and subjective.  Ovid, its officers, directors or stockholders make no representations or warranties as to the reasonableness of such assumptions or as to whether the future results will occur as projected.  It must be recognized that Ovid is an early-stage company and that projections of its future performance are necessarily subject to a high degree of uncertainty, that actual results can be expected to vary from the results projected, and that such variances may be material and adverse.  You should and are expected to conduct your own investigation and review of Ovid before determining whether or not to pursue this transaction. Statements made by Ovid in this presentation may contain certain statements that are forward-looking and involve risks and uncertainties. Words such as “expects,” “anticipates,” “projects,” “estimates,” “intends,” “plans,” “believes,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are based on current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements.  Factors that may cause actual results to differ materially from these forward-looking statements include, but are not limited to: whether or not any patents issue and the scope of future patent or other intellectual property protection, the risk of third-party challenges to Ovid’s intellectual property, the likelihood, timing and scope of any future collaborations, the initiation, timing, progress and results of our current and future preclinical studies and clinical trials, uncertainties related to drug development results, costs and timelines and regulatory risks. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

To become a leading rare neurological disorder company Develop innovative therapies addressing disease-relevant pathways to transform the lives of patients and families Built on core pillars of value Rare disorders with a genetic basis & novel MOA Patient-centric approach Scalable model Compelling growth opportunities Secure early to late stage assets Innovative structures Retain US/EU commercial rights Track record of success Deep expertise in translational science, drug evaluation and orphan clinical drug development Significant biotech and pharma experience Pipeline of clinical assets Complementary development indications Unmet need and first-in-class MOA OVIDAPPROACH FOCUSED MISSION CLEAR STRATEGY BUSINESS DEVELOPMENT WORLD CLASS TEAM PIPELINE

OURCOMPANY Industry Innovators Jeremy Levin, DPhil, MB BChir Chairman & CEO Matthew During, MD, DSc Director, Founder, President & CSO Yaron Werber, MD, MBA Chief Business and Financial Officer & Secretary Amit Rakhit, MD, MBA Chief Medical and Portfolio Management Officer Dirk Haasner, PhD, MPM SVP, Global Regulatory Affairs Claude Nicaise, MD Head, Strategic Orphan Regulatory Affairs Suzanne Wakamoto, SPHR, SHRM-SCP Senior Vice President, Human Resources

Robust **Product Pipeline**


RESEARCH
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
Angelman Syndrome
OV101
Oral Adult
δ-selective $GABA_A$ receptor agonist
STARS
Oral Adolescent
δ-selective $GABA_A$ receptor agonist
Oral Pediatric
δ-selective $GABA_A$ receptor agonist
Fragile X Syndrome
OV101
Oral Adolescent
δ-selective $GABA_A$ receptor agonist
Epileptic Encephalopathies
OV935*
Oral
CH24H inhibitor
Orphan Epilepsy
Undisclosed
Oral
Undisclosed Indication
OV102
Intravenous
δ-selective $GABA_A$ receptor agonist

*Also known as TAK-935. Co-development program with Takeda Pharmaceutical Company Limited pursuant to a license and collaboration agreement

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Attractive Market Opportunities

OV101

Angelman Syndrome

Prevalence:
~1/12,000-20,000

No FDA-approved therapies

Fragile X Syndrome

Prevalence:
~1/3,600-4,000 males
~1/4,000-6,000 females

No FDA-approved therapies

OV935

Dravet Syndrome

Incidence:
~1/15,700-20,900 live births

No FDA-approved therapies

Lennox-Gastaut Syndrome

Prevalence:
~30,000 adults & children in the US

Tuberous Sclerosis Complex

Incidence:
~1/6,000 live births

Prevalence:
~50,000 in the US

ovid THERAPEUTICS

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Our Accomplishments **& Key Milestones**

2015

In-licensed OV101 from Lundbeck

Recruited experienced team

Completed ~$75m series B financing

Initiated manufacturing validation & fill/finish activities

2016

Submitted IND for adult AS Phase 2 STARS trial & adolescent AS/FXS Phase 1 PK trial with OV101

Granted Method of Use for OV101

Granted Orphan Drug Designation for OV101 for the treatment of AS

Validated API & completed fill/finish activities

2017+

Announced global collaboration with Takeda for OV935

Initiated Phase 2 OV101 STARS trial

Initiated Phase 1 OV101 PK trial

Completed initial public offering

Initiate Phase 1b/2a trial with OV935 in epileptic encephalopathies

Phase 1 OV101 PK trial data (H2:17)

Topline Phase 2 OV101 STARS trial data (2018)

Continue strategic business development activities 2017+

■ NEAR-TERM INITIATIVES

Ovid THERAPEUTICS

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OV101 Potentially First-in-Class Therapeutic for Angelman & Fragile X Syndromes

OV101

δSEGA For Angelman and Fragile X Syndromes

MECHANISM OF ACTION

Potent, δ-selective, extrasynaptic $GABA_A$ receptor agonist

Validated by clinical data in >4,000 adults with insomnia (approximately 950 patient-years of exposure)

PRECLINICAL DATA

Demonstrated ability to restore tonic inhibition and address several key manifestations of AS/FXS

DEVELOPMENT PLAN

Phase 2 STARS trial recruiting adult AS patients

Phase 1 PK trial recruiting adolescents with AS/FXS

Preclinical toxicology ongoing to support pediatric studies

INTELLECTUAL PROPERTY

Portfolio of global polymorph patents to expire in 2025-'28

Two U.S. patents for methods of treating AS issued in 2016; due to expire in 2035

Orphan drug designation for OV101 for the treatment of AS granted in 2016

INDICATIONS

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Target Neurodevelopment Disorders: Genetics and Clinical Manifestation Angelman Syndrome Monogenetic trinucleotide repeat disorder in the FMR1 gene Intellectual disability, behavior and language impairments Anxiety and repetitive behaviors No FDA-approved therapies available Current options limited to physical, communication, behavior and symptomatic therapy Fragile X Syndrome Monogenetic disorder that silences UBE3A gene Developmental delay Impaired motor coordination, seizures/abnormal EEG Sleep and severe speech impairments Anxiety No FDA-approved therapies available Current options limited to symptomatic and anti-seizure therapies

Tonic **Inhibition**

Key mechanism in deciphering excitatory & inhibitory neurological signals correctly

Mediated by the δ-subunit containing $GABA_A$ receptors located extrasynaptically

Impaired tonic inhibition linked to Angelman and Fragile X syndromes

Restoring tonic inhibition improves common symptoms in animal models

TONIC INHIBITION CURRENTS



Healthy
Fragile X Syndrome (*Fmr1* KO)[1]
100µM Gabazine
100µM Gabazine
Healthy
Angelman Syndrome (*Ube3a*$^{m-/p+}$)[2]
BIC
BIC

Tonic Inhibition is Disrupted
in Neurological Disorders

ovid THERAPEUTICS

[1]Olmos-Serrano *et al. J. Neurosci.* 2010
[2]Egawa *et al. Sci. Trans. Med.* 2012

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Reduced GABA Levels **Lead to Loss of Tonic Inhibition in AS and FXS Models**

Angelman Syndrome (AS)

↓

UBE3A Deficiency[1]

↓

GAT1 does not get 'tagged'

↓

Increased GAT1

↓

Increased GABA reuptake

Fragile X Syndrome (FXS)

↓

FMRP Deficiency[2]

↓

Reduced expression of GAD65/67

↓

Decreased GABA synthesis

↓

Decreased GABA release

↓

Decreased Extrasynaptic GABA Levels

↓

Decreased Tonic Inhibition



Presynaptic Neuron
glu
GAD65/67
GABA
vGAT
FRAGILE X SYNDROME
ANGELMAN SYNDROME
GABA Transporter (GAT 1)
GABA
GABA
Extrasynaptic GABA Receptor
Extrasynaptic GABA Receptor
ABNORMAL
Postsynaptic Neuron

[1]Ubiquitin protein ligase E3A *(UBE3A)*
[2]Fragile X Mental Retardation Protein *(FMRP)*

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OV101 (Gaboxadol)
Distinct Pharmacological Profile

We believe OV101 provides differentiated profile over current options

Triggers tonic inhibitory signaling

Potentiates tonic inhibition at nM concentrations[4,5]

Activity in the presence of low GABA concentrations

Provides pharmacologic compensation for decreased tonic inhibition in AS/FXS mouse models[1,2,3]



OV101
Cl-
GABA Binding Site
Cell Membrane
α
β
δ
Presynaptic Neuron
OV101
OV101
δ-containing extrasynaptic GABA$_A$ receptor
TREATED
Postsynaptic Neuron

[1]Olmos-Serrano *et al. J. Neurosci.* 2010; [2]Egawa *et al. Sci. Trans. Med.* 2012; [3]Olmos-Serrano *et al. Dev. Neuro.* 2011; [4]Meera *et al., J Neurophysiol.* 2011; [5] Belelli et al., *J. Neurosci.* 2005

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OV101

Restored Tonic Inhibition & Improved Motor Behavior in AS Mouse Model

Animal model for AS developed[1]:

UBE3A gene-knockout mouse model

Replicates impaired motor function of Angelman Syndrome

In AS mouse model, OV101[1]:

Restored tonic inhibition in cerebellar cells

Improved gait and balance on rotarod

Decreased clasping reflex



Baseline rate of neuronal firing
Control
Elevated rate of neuronal firing
AS
Restored rate of neuronal firing
AS + OV101



Control
UBE3A deficient
OV101-treated

[1]Egawa et al., *Sci. Trans. Med.* 2012

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Hyperactivity Fragile X Mouse
Velocity (mm/s)
100
80
60
40
20
0
*
*
*p<0.05
Wild type
FMR1 KO
Control
OV101


Distance (m)
160
140
120
100
80
60
40
20
0
*
*
*p<0.05
Wild type
FMR1 KO
Control
OV101

OV101

Restored Tonic Inhibition & Improved Motor Behavior in FXS Mouse Model

Fmr1 gene knockout mouse model of FXS:

Electrophysiological studies show loss of tonic inhibition in the amygdala

Mice are hyperactive, show increased sensitivity to "audiogenic" seizures, and reduced performance on learning and memory tasks

In FXS mouse model, OV101[1]:

Restored tonic inhibition in the amygdala

Improved hyperactivity

Partially normalized response to startling sounds

Improved pre-pulse inhibition (signal-to-noise ratio)

[1]Olmos-Serrano *et al. Dev. Neuro.* 2011

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SAFETY Lundbeck & Merck developed gaboxadol for primary insomnia through Phase 3 trials Gaboxadol improved sleep architecture with minimal next day residual effects Over 4,000 adults treated in clinical trials (approximately 950 patient-years of exposure) Well-tolerated in Phase 2 and 3 insomnia trials Activity was observed on several sleep metrics versus placebo and relative to active control (Ambien) Most common adverse events were headache, nausea, vomiting, somnolence and dizziness Low rate of SAEs observed OV101: 1.3% (2 weeks) and 3.0% (12 months) vs placebo: 0% and 1.0%, over same timeframe Commercial decision not to file NDA after Phase 3 trials were completed in 2007 Overall clinical profile did not support further development OV101 Established Safety Profile

OV101 Clinical Development in Angelman and Fragile X Syndromes Phase 2 Adult Angelman Syndrome Clinical Trial: A Randomized, Double-Blind, Safety and Efficacy Trial of OV101 Inclusion N=75, age 18-49 years Diagnosis of AS Exclusion Poorly controlled seizures Concomitant disease that would limit participation Baseline Week 12 Randomization Placebo twice daily OV101 twice daily OV101 once daily 15 mg night, 10 mg day 15 mg night Primary endpoint Incidence of adverse events Exploratory endpoints Clinical Global Impression, Motor Function, Sleep, Behavior, Quality of Life Phase 1 PK Trial in Adolescent Subjects with AS/FXS n=12 Age: 13-17 years Single dose, open label, PK trial Designed to select dosing for future trials

OV935 Our Approach to Rare Epileptic Encephalopathies

Epileptic Encephalopathies Target rare epileptic disorders typically diagnosed in childhood Commence in adults with a focus to move to adolescent and pediatric patients Potent (nM), highly selective, cholesterol 24-hydroxylase inhibitor (CH24H) Anti-seizure activity across several epileptic animal models 24HC potentiates NMDA signaling Initiate a Phase 1b/2a trial in patients with Epileptic Encephalopathies including, Dravet syndrome, Lennox-Gastaut syndrome, and Tuberous Sclerosis Complex in 2017 Portfolio of issued U.S. and international patents directed to composition-of-matter expiring in 2032 MECHANISM OF ACTION DEVELOPMENT PLAN PRECLINICAL DATA INTELLECTUAL PROPERTY INDICATIONS OV935 Novel CH24H Inhibitor for Epileptic Encephalopathies

Epileptic Encephalopathies:
A Significant Unmet Need

Typically diagnosed early in life

Electrographic EEG paroxysmal activity

Seizures that are usually multi-form and intractable

Cognitive, behavioral and neurological deficits

Premature death

Dravet Syndrome

No FDA-approved therapies available

Seizures tend to be refractory to traditional anti-epileptic treatments

80% have mutated *SCN1A* gene

Lennox Gastaut Syndrome

1-4% of childhood epilepsies

Seizures do not respond well to approved anti-epileptic treatments

Some individuals have de novo mutations, including *SCN2A* gene

Tuberous Sclerosis Complex

60-90% develop seizures during lifetime

Seizures are refractory to traditional anti-epileptic treatments

Most cases caused by de novo mutation of *TSC1* or *TSC2* genes

UNMET NEED

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Cholesterol
Brain
24-hydroxycholesterol (24HC)
Lipoproteins
Bile acids
Liver
Bile
Inhibition by OV935
CH24H Enzyme
Cholesterol
Decreased 24HC Levels
Reduced NMDA Receptor Potentiation
Decreased Excitatory Signaling

24HC decreased in the absence of CH24H (*CYP46A1*$^{-/-}$)


24S-HC Level (ng/ml)
500
400
300
200
100
0
Wild type
CH24H knock-out
P<0.001
** **
Tissue
Slice
Tissue
Slice

NMDA activity decreased in the absence of CH24H (*CYP46A1*$^{-/-}$)


NMDA/AMPA Ratio
0.3
0.25
0.2
0.15
0.1
0.05
0
P<0.05
*
Wild type
CYP46A1-/-

OV935

An Innovative Approach to Epilepsy

Potential first-in-class CH24H inhibitor, a target for epilepsy

Highly selective and potent (nM)

Favorable pharmacology

CH24H predominantly expressed in brain & has a central role in cholesterol homeostasis

Preclinical data demonstrated that inhibition of brain CH24H reduces glutamatergic signaling via NMDA receptors [1,2,3]

Increased excitatory signaling and activation of NMDA receptors has been implicated in a number of neurological disorders, including epilepsy

[1]Sun et al. J Neurophys. 2016; [2]Lisenbardt et al. Neuroph, 2014;
[3] Paul et al. J. Neuro, 2013

Ovid Therapeutics

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OV935 Anti-Epileptic Effects are Consistent Across Preclinical Models Fring’s audiogenic seizure model SCN1A knock-in model of Dravet Syndrome APP/PS1 transgenic mouse model Mouse model of TMEV infection Pentylenetetrazol (PTZ) Kindling model Reduction in audiogenic seizures Increased temperature threshold for hyperthermia-induced seizures Prolonged overall survival Reduction in seizure severity and duration Reduced PTZ-induced seizure progression MODEL OBSERVED OV935 ACTIVITY

OV935 Shows Encouraging Activity in Acute Seizure Induction Models Fring’s audiogenic seizure model OV935 treatment resulted in a dose-dependent reduction in seizures * p < 0.05 ** p < 0.01 *** p < 0.001 SCN1A+/- knock-in mouse model of Dravet Syndrome OV935 increased temperature threshold for hyperthermia-induced seizures CRF – Control Food The data has been obtained by RIKEN Brain Science Institute, Neurogenetics laboratory (Lab head; Kazuhiro Yamakawa). Details of the study will be published by RIKEN ❊❊❊ 40 42 44 41 43 45 39 OV935 OV935 CRF CRF Scn1a(+/–) Male Scn1a(+/–) Female ❊❊ Febrile seizure threshold (ºC)

OV935 Shows Activity in Spontaneous Seizure Models


OV935 TREATMENT GROUP
CONTROL GROUP
PERCENT SURVIVAL
100
50
0
1
20
40
60
DAYS
Log-rank (Mantel-Cox) Test p = 0.0007***
Gehan-Breslow-Wilcoxon Test p = 0.0006***
Hazard Ration 5.849


B
Number of Seizures
# of Observed Seizures
P < 0.05
VEH
OV935 (30 mg / kg, p.o.)
C
Stage 4/5 Seizures
# of Observed Seizures
P < 0.05
VEH
OV935 (30 mg / kg, p.o.)

APP/PS1 **transgenic mouse model show electrographic seizures, increases seizure frequency, and mortality**

OV935 treatment significantly prolonged overall survival in APP/PS1 Model

Mouse viral encephalitis (TMEV) inflammation-induced seizure model

OV935 reduced total number of seizures and number of stage 4/5 seizures

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TOTAL SEIZURE BURDEN OV935 Delayed Seizure Development in the PTZ-induced Kindling Mouse Model Mice dosed daily with OV935 demonstrated a significant delay in seizure development Control OV935 10 9 8 7 6 5 4 3 2 1 0 Cumulative seizure score p < 0.01 **

Four Phase 1 Trials Completed

86 Healthy Subjects Dosed

Single doses of up to 1,350mg of OV935 were well tolerated

In 14-day MAD trial, doses of 100mg, 300mg and 400mg QD were well tolerated

- One volunteer at 600mg QD experienced acute psychosis
- One volunteer at 300mg BID experienced an event of confusional state
- One placebo volunteer reported events of nightmares, spatial disorientation, insomnia and dizziness

All TEAEs resolved with continued dosing through day 15

Overall no safety issues of concern were identified; no SAEs reported

Safety and tolerability	Safety and tolerability	Brain CH24H enzyme occupancy using PET	Relative bioavailability (tablet vs. solution); effect of food
Design Phase 1, randomized, double blind, placebo controlled, single ascending dose	**Design** Phase 1, randomized, double-blind, placebo controlled, multiple ascending dose	**Design** Open-label, non-randomized	**Design** Phase 1, randomized, open-label, single dose trial
Subjects 48	**Subjects** 40	**Subjects** 11	**Subjects** 9
Dosage 15-1,350mg QD	**Dosage** 100-600mg QD, and 300mg BID; 14 days	**Dosage** 50-600mg QD	**Dosage** 300mg (tab.) QD; 300mg (sol.) QD

Ovid THERAPEUTICS

25

Dosing (days) % of Baseline plasma 24HC conc. Dose Dependent Reduction in 24HC Levels Seen in Phase 1 OV935 led to a dose dependent decrease in 24HC levels Correlation between plasma 24HC and enzyme occupancy (PET) may inform dose selection

FINANCE & BUSINESS DEVELOPMENT Comprehensive Approach to Secure Early to Late Stage Assets

Epileptic Encephalopathy Neuro- developmental Disorders Sleep Behavior Cognition Motor Seizures Seizures Behavior Cognition Motor Business Development Strategy Late stage preclinical to clinical stage assets Angelman Syndrome Fragile X Syndrome Tuberous Sclerosis Complex Lennox-Gastaut Syndrome Dravet Syndrome

OV101 Agreement with Lundbeck

OURPARTNER


Lundbeck
Ovid
THERAPEUTICS

Financial Terms with Lundbeck

March 2015 exclusive license secured by Ovid

Global rights

Extensive patents

Substantial active pharmaceutical ingredient (API) amounts

Attractive financial terms to Ovid

~$4M of upfront equity to Lundbeck

Up to $181M due to Lundbeck upon achievement of development, regulatory and sales milestones (first payment is $10M due upon successful completion of a Phase 3 trial)

Low-to-mid double-digit royalties

Ovid THERAPEUTICS 29

COLLABORATION A Novel OneTeam Collaboration with Takeda Global OneTeam Global, equal development and commercialization collaboration for OV935 in Epileptic Encephalopathies (EE) Joint collaboration and governance driven by OneTeam approach for development and commercialization Ovid leads clinical development and commercial role in US, Europe, Canada and Israel Ovid to assume regulatory lead following first approval in US, EU and Israel Takeda received ~$26M in upfront equity First patient enrolled in first Phase 3 in certain EE triggers milestone to Takeda equal to the lesser of (i) 8% outstanding capital stock or (ii) $50M equity Takeda eligible for future regulatory and commercial milestones ~$35M Planning initiation of Phase 1b/2a trial in EE in 2017

INVESTMENT HIGHLIGHTS

VALUE

Potential to create significant value for patients & stockholders

Building leading company in rare neurological disorders

~$155M in equity financing

TEAM

Highly experienced management team

Deep expertise in translational science, drug evaluation and orphan clinical drug development

Track record of success in drug development and strategic transactions

VALIDATED

Validated expertise with collaborations

Takeda & Lundbeck transactions validates approach and expertise

EXECUTION

Two first-in-class assets in a growing pipeline

OV101: Phase 2 trial in adults with AS and Phase 1 trial in adolescents with AS/FXS

OV935: Phase 1b/2a drug candidate for EE

OPPORTUNITY

Attractive markets with the opportunity for significant global sales

Targeting novel MOAs that may offer differentiated profiles

Scalable model allows expansion into additional patient populations

Ovid THERAPEUTICS

31